                                POWER OF ATTORNEY

        I hereby  constitute  and appoint  each of Michael J.  Stick,  Joshua M.
Aronson and Milap Patel signing singly, my true and lawful attorney-in-fact to:

        (1)     execute   for  and  on  behalf  of  the   undersigned,   in  the
                undersigned's  capacity as an officer and/or  director of XERIUM
                TECHNOLOGIES,  INC.  (the  "Company"),  Forms  3,  4  and  5  in
                accordance with Section 16(a) of the Securities  Exchange Act of
                1934, as amended (the "Act"), and the rules thereunder;

        (2)     do and  perform  any  and all  acts  for  and on  behalf  of the undersigned  which may be necessary or desirable to complete and execute  any such Form 3, 4 or 5 and timely  file such form with the United States  Securities  and Exchange  Commission  and any
                stock exchange or similar authority; and

        (3)     take any other action of any type  whatsoever in connection with the foregoing  which,  in the opinion of such  attorney-in-fact, may be of  benefit  to,  in the best  interest  of,  or  legally required  by,  the  undersigned,  it being  understood  that the documents  executed  by such  attorney-in-fact  on behalf of the undersigned  pursuant to this Power of Attorney shall be in such form  and  shall  contain  such  terms  and  conditions  as such
                attorney-in-fact   may   approve   in  such   attorney-in-fact's
                discretion.

        The undersigned hereby grants to each of the attorney-in-fact full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary  or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full  power of substitution  or revocation,  hereby  ratifying and confirming all the acts such attorney-in-fact  shall  lawfully do or cause to be done by virtue of this power
of  attorney  and  the  rights  and  powers  herein  granted.   The  undersigned
acknowledges  that each of the foregoing  attorneys-in-fact,  in serving in such capacity  at  the  request  of  the  undersigned,  is  not  assuming  any of the undersigned's responsibilities to comply with Section 16 of the Act.

        This Power of Attorney  shall  remain in full force and effect until the undersigned  is no longer  required to file Forms 3, 4 and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing  delivered to each of the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of April, 2005.

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                                     By: /S/ Edward Paquette

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                             Print Name:  Edward Paquette

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